Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,988,565,000.00
Previously Paid Amount	0.00
Total Fee Amount	457,549.31
Total Offset Amount	0.00
Net Fee	$ 457,549.31
Final Prospectus	false